UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

New Providence Acquisition Corp. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO STOCKHOLDERS OF NEW PROVIDENCE ACQUISITION CORP. II

10900 Research Blvd
Suite 160C, PMB 1081

Austin, TX 78759

Dear New Providence Acquisition Corp. II Stockholder:

You are cordially invited to attend a special meeting in lieu of an annual meeting of New Providence Acquisition Corp. II, a Delaware corporation (“NPA II”), which will be held on May 5, 2023, at 10:30 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/newprovidencecorpii/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

The accompanying notice of the Stockholder Meeting and proxy statement describe the business NPA II will conduct at the Stockholder Meeting and provide information about NPA II that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated April 18, 2023, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend NPA II’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which NPA II has to consummate a Business Combination (as defined below) (the “Charter Extension”) from May 9, 2023 (the “Original Termination Date”) to May 9, 2024 (the “Charter Extension Date”) (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend, NPA II’s Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that NPA II may not redeem Public Stock (as defined below) to the extent that such redemption would result in NPA II having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow NPA II to redeem Public Stock irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”). A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement;

3.	Proposal No. 3 — Auditor Ratification Proposal — To approve and ratify the appointment of Marcum LLP, as NPA II’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and ending December 31, 2023 (the “Auditor Ratification Proposal”); and

4.	Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”); and shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), in the capital of NPA II represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, NPA II will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if NPA II will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. NPA II cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $260,914,396 that was in the Trust Account as of April 14, 2023 (including interest not previously released to NPA II to pay its franchise and income taxes).

The purpose of the Extension Amendment Proposal is to allow NPA II additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on any Business Combination at this time.

The Certificate of Incorporation provides that NPA II has until the Original Termination Date to complete its initial Business Combination. NPA II’s Board has determined that it is in the best interests of NPA II to seek an extension of the Original Termination Date and have NPA II’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, NPA II believes that it may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, NPA II would be precluded from completing a Business Combination and would be forced to liquidate.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow NPA II to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of NPA II and its stockholders for NPA II to be allowed to effect redemptions irrespective of the Redemption Limitation.

NPA II reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, NPA II will dissolve and liquidate in accordance with the Certificate of Incorporation.

As contemplated by the Certificate of Incorporation, the holders of NPA II’s Class A Common Stock, issued as part of the units sold in NPA II’s initial public offering (the “Public Stock”), may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of NPA II’s initial public offering (the “Initial Public Offering”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented, regardless of how such public stockholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the Charter Extension or the Redemption Limitation Amendment is filed, holders of Public Stock remaining after the Redemptions will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if NPA II does not complete a Business Combination by the Charter Extension Date.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock approaching or in excess of the Redemption Limitation, we and/or New Providence Acquisition II LLC (the “Sponsor”) may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Stock. In such case, Public Stock which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholders or such public stockholders’ account and such public stockholder will retain the right to have their Public Stock redeemed for cash if NPA II has not completed an initial Business Combination by the Termination Date.

On April 14, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.437, based on the aggregate amount on deposit in the Trust Account of approximately $260,914,396 as of April 14, 2023 (including interest not previously released to NPA II to pay its franchise and income taxes), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the Nasdaq Stock Market LLC on April 14, 2023, was $10.37. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.067 more per share than if the shares were sold in the open market (based on the current per share redemption price as of April 14, 2023). NPA II cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. NPA II believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if NPA II does not complete a Business Combination on or before the Original Termination Date.

If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Original Termination Date, NPA II will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to NPA II to pay its franchise and income taxes, if any (less up to $100,000 of such net interest to pay dissolution expenses) divided by the number of the then-outstanding Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of NPA II’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to NPA II’s obligations under the Delaware General Corporation Law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to NPA II’s warrants, which will expire worthless in the event of our winding up.

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock voted at the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal at the Stockholder Meeting or where the Board has determined it is otherwise necessary.

The Board has fixed the close of business on April 11, 2023 as the date for determining NPA II’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.

NPA II believes that it is in the best interests of NPA II’s stockholders that NPA II obtain the Charter Extension and the Redemption Limitation Amendment. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of NPA II and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and no effect on the approval of the Auditor Ratification Proposal and the Adjournment Proposal. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO NPA II’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Stockholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, NPA II urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of New Providence Acquisition Corp. II

/s/ Alexander Coleman
Alexander Coleman Chairman of the Board of Directors

NEW PROVIDENCE ACQUISITION CORP. II

10900 Research Blvd

Suite 160C, PMB 1081

Austin, TX 78759

NOTICE OF A SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS
OF NEW PROVIDENCE ACQUISITION CORP. II
TO BE HELD ON MAY 5, 2023

To the Stockholders of New Providence Acquisition Corp. II:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of an annual meeting of the stockholders of New Providence Acquisition Corp. II, a Delaware corporation (“NPA II”), will be held on May 5, 2023, at 10:30 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/newprovidencecorpii/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend NPA II’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which NPA II has to consummate a Business Combination (as defined below) (the “Charter Extension”) from May 9, 2023 (the “Original Termination Date”) to May 9, 2024 (the “Charter Extension Date”) (the “Extension Amendment Proposal”); a copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; (ii) a redemption limitation amendment proposal to amend NPA II’s Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that NPA II may not redeem Public Stock (as defined below) to the extent that such redemption would result in NPA II having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow NPA II to redeem Public Stock irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”); a copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement; (iii) an auditor ratification proposal to approve and ratify the appointment of Marcum LLP, as NPA II’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and ending December 31, 2023 (the “Auditor Ratification Proposal”); and (iv) an adjournment proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”); and shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”); in the capital of NPA II represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal or (b) where NPA II’s board of directors (the “Board”) has determined it is otherwise necessary (the “Adjournment Proposal”) (unless NPA II determines that it is not necessary to hold the Stockholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated April 18, 2023 and is first being mailed to stockholders on or about that date.

The proposals to be voted upon at the Stockholder Meeting are as follows:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend NPA II’s Certificate of Incorporation to extend the date by which NPA II has to consummate a Business Combination from May 9, 2023 to May 9, 2024. A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend, NPA II’s Certificate of Incorporation to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow NPA II to redeem Public Stock irrespective of whether such redemption would exceed the Redemption Limitation; A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement;

3.	Proposal No. 3 — Auditor Ratification Proposal — To approve and ratify the appointment of Marcum LLP, as NPA II’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and ending December 31, 2023; and

4.	Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock, in the capital of NPA II represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal or (ii) where the Board has determined it is otherwise necessary.

The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, NPA II will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if NPA II will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. NPA II cannot predict the amount that will remain in the Trust Account (as defined below) following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $260,914,396 that was in the Trust Account as of April 14, 2023 (including interest not previously released to NPA II to pay its franchise and income taxes).

The purpose of the Extension Amendment Proposal is to allow NPA II additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on any Business Combination at this time.

The Certificate of Incorporation provides that NPA II has until the Original Termination Date to complete its initial Business Combination. NPA II’s Board has determined that it is in the best interests of NPA II to seek an extension of the Original Termination Date and have NPA II’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, NPA II believes that it may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, NPA II would be precluded from completing a Business Combination and would be forced to liquidate.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow NPA II to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of NPA II and its stockholders for NPA II to be allowed to effect redemptions irrespective of the Redemption Limitation.

NPA II reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, NPA II will dissolve and liquidate in accordance with the Certificate of Incorporation.

NPA II believes that it is in the best interests of NPA II’s stockholders that NPA II obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of NPA II and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Certificate of Incorporation, the holders of NPA II’s Class A Common Stock, issued as part of the units sold in NPA II’s initial public offering (the “Public Stock”), may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of NPA II’s initial public offering (the “Initial Public Offering”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented, regardless of how such public stockholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the Charter Extension or the Redemption Limitation Amendment is filed, holders of Public Stock remaining after the Redemptions will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if NPA II does not complete a Business Combination by the Charter Extension Date.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock approaching or in excess of the Redemption Limitation, we and/or New Providence Acquisition II LLC (the “Sponsor”) may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Stock. In such case, Public Stock which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholders or such public stockholders’ account and such public stockholder will retain the right to have their Public Stock redeemed for cash if NPA II has not completed an initial Business Combination by the Termination Date.

On April 14, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.437, based on the aggregate amount on deposit in the Trust Account of approximately $260,914,396 as of April 14, 2023 (including interest not previously released to NPA II to pay its franchise and income taxes), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the Nasdaq Stock Market LLC on April 14, 2023, was $10.37. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.067 more per share than if the shares were sold in the open market (based on the current per share redemption price as of April 14, 2023). NPA II cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. NPA II believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if NPA II does not complete a Business Combination on or before the Original Termination Date.

If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Original Termination Date, NPA II will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to NPA II to pay its franchise and income taxes, if any (less up to $100,000 of such net interest to pay dissolution expenses) divided by the number of the then-outstanding Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of NPA II’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to NPA II’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to NPA II’s warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 6,250,000 shares of Class B Common Stock, which were issued to the Sponsor prior to NPA II’s Initial Public Offering, and 8,000,000 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of NPA II’s Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Stock.

If NPA II liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per share of Public Stock or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay franchise and income taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of NPA II’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which shares of Public Stock will be redeemed from cash held in the Trust Account will be approximately $10.437. Nevertheless, NPA II cannot assure you that the per share distribution from the Trust Account, if NPA II liquidates, will not be less than $10.437, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO NPA II’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like NPA II, on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended. The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, NPA II currently intends, prior to the 24-month anniversary of its initial public offering, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of NPA II. Interest on such deposit account is currently 2.75% per annum, but such deposit account carries a variable rate and NPA II cannot assure you that such rate will not decrease or increase significantly.

The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock voted at the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal at the Stockholder Meeting or where the Board has determined it is otherwise necessary.

Record holders of Common Stock at the close of business on April 11, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 25,000,000 issued and outstanding shares of Class A Common Stock held by public stockholders and 6,250,000 issued and outstanding shares of Class B Common Stock held by the Sponsor. NPA II’s warrants do not have voting rights.

The Sponsor and NPA II’s officers and directors (the “Initial Stockholders”) intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Stockholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Initial Stockholders hold 20.0% of the issued and outstanding shares of Common Stock. As a result, in addition to the Initial Stockholders, (i) approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 9,375,001 shares of Public Stock (or approximately 37.5% of the Public Stock) and (ii) approval of each of the Auditor Ratification Proposal and the Adjournment Proposal will require the affirmative vote of at least 9,375,001 shares of Public Stock (or approximately 37.5% of the Public Stock) if all shares of Public Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of at least 1,562,501 shares of Public Stock (or approximately 6.25% of the Public Stock) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Stockholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, NPA II urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated April 18, 2023 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of New Providence Acquisition Corp. II

/s/ Alexander Coleman
Alexander Coleman Chairman of the Board of Directors
April 18, 2023

i

New Providence Acquisition Corp. II
PROXY STATEMENT
FOR
SPECIAL MEETING in lieu of AN annual meeting OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting in lieu of an annual meeting of stockholders of New Providence Acquisition Corp. II, a Delaware corporation ( “NPA II,” “we,” “us” or “our”), to be held at 10:30 a.m., Eastern Time, on May 5, 2023 (the “Stockholder Meeting”) as a virtual meeting, or at such other time and on such other date to which the meeting may be adjourned or postponed.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of NPA II with respect to, among other things, NPA II’s capital resources and results of operations. Likewise, NPA II’s financial statements and all of NPA II’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect NPA II’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. NPA II does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	NPA II’s ability to complete a Business Combination (as defined below);

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Public Stock (as defined below) and other securities of NPA II; and

●	the use of funds not held in the Trust Account (as defined below) or available to NPA II from interest income on the Trust Account balance.

While forward-looking statements reflect NPA II’s good faith beliefs, they are not guarantees of future performance. NPA II disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause NPA II’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in NPA II’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023 and in other reports NPA II files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to NPA II (or to third parties making the forward-looking statements).

RISK FACTORS

In addition to the below risk factor, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemption by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other measures, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations. The excise tax is imposed on the repurchasing corporation and the amount of the excise tax is generally 1% of the fair market value of the stock repurchased. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax, including with respect to some transactions in which SPACs typically engage. In the notice, the Treasury appears to have intended to exempt from the excise tax any distributions, including those that occur in connection with redemptions, by a corporation in the same year it completely liquidates, but the guidance is not clearly drafted and arguably could be interpreted to have a narrower application. Consequently, a substantial risk remains that any redemptions would be subject to the excise tax, including in circumstances where we either engage in a Business Combination in 2023 in which we do not issue shares sufficient to offset the earlier redemptions or liquidate later in 2023.

As described under “Special Meeting in Lieu of an Annual Meeting of NPA II Stockholders — Redemption Rights” if the Original Termination Date (as defined below, currently May 9, 2023) is extended, our public stockholders would have the right to require us to redeem their Public Stock. Any such redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination or otherwise may be subject to the excise tax. In order to mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal (each as defined below) are approved and implemented as described in this proxy statement, funds in the Trust Account, including any interest earned thereon, will not be used to pay for any excise tax liabilities with respect to any redemptions of Public Stock by NPA II.

Whether and to what extent we would be subject to the excise tax in connection with a Business Combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, (ii) the structure of the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year as the redemptions and repurchases), and (iv) the content of regulations and other guidance from the Treasury. The foregoing could cause a reduction in the cash available to complete a Business Combination and may adversely affect our ability to complete a Business Combination. Furthermore, whether and to what extent we would be subject to the excise tax and the mechanics for payment of any excise tax in connection with a liquidating distribution in the event we fail to complete a Business Combination by the Original Termination Date, or the Charter Extension Date (s defined below), if the Extension Amendment Proposal is approved and the Charter Extension is implemented, is unclear. Such liquidating distribution would be paid to the holders of Public Stock in accordance with the terms of the Certificate of Incorporation from funds lawfully available, which may impact the amount of cash received with respect to the Public Stock if funds are not lawfully available or if third parties bring claims against us not otherwise covered by the Sponsor’s (as defined below) indemnification obligations.

There are no assurances that the Charter Extension will enable us to complete a Business Combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, we can provide no assurances that any transaction qualifying as a Business Combination will be consummated prior to the Charter Extension Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved, we expect to seek stockholder approval of a Business Combination prior to the Charter Extension Date. We are required to offer stockholders the opportunity to redeem their Public Stock in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Even if the Charter Extension is approved by our stockholders, it is possible that Redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the Redemption Limitation Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate NPA II at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate NPA II at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate NPA II.

As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as NPA II could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). NPA II would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate NPA II. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend, prior to 24-month anniversary of our initial public offering (if the Termination Date (as defined below) is extended past such date), to instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of NPA II.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend, prior to 24-month anniversary of our initial public offering, to instruct Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination and the liquidation of NPA II. Interest on such deposit account is currently 2.75% per annum, but such deposit account carries a variable rate and NPA II cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of NPA II.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate NPA II. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of NPA II. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to NPA II stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on May 5, 2023, at 10:30 a.m., Eastern Time. The Stockholder Meeting will be held as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/newprovidencecorpii/2023.

Q:	Why am I receiving this proxy statement?

A:	NPA II is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Following the closing of NPA II’s initial public offering on November 9, 2021 (the “Initial Public Offering”) and the partial exercise of the underwriters’ over-allotment, $255,000,000 ($10.20 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement warrants (the “Private Placement Warrants”) to New Providence Acquisition II LLC, a Delaware limited liability company (the “Sponsor”), was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

Like most blank check companies, NPA II’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) provides for the return of the Initial Public Offering proceeds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the Units (the “Public Stock”) if there is no qualifying business combination(s) consummated on or before May 9, 2023 (the “Original Termination Date”).

Without the Charter Extension, NPA II believes that NPA II might not, despite its best efforts, be able to complete its initial business combination (a “Business Combination”) on or before May 9, 2023. NPA II believes that it is in the best interests of NPA II’s stockholders to continue NPA II’s existence until May 9, 2024 in order to allow NPA II additional time to complete a Business Combination and is therefore holding this Stockholder Meeting.

Q:	When and where will the Stockholder Meeting be held?

A:	The Stockholder Meeting will be held on May 5, 2023, at 10:30 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We are planning for the Stockholder Meeting to be held virtually over the internet. We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/newprovidencecorpii/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

Q:	How do I vote?

A:	If you were a holder of record of shares of Public Stock at the close of business on April 11, 2023 (the “Record Date”), you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on May 4, 2023.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/newprovidencecorpii/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Stockholder Meeting?

A:	If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer &Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting May 3, 2023, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/newprovidencecorpii/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 3518794#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:	NPA II stockholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend NPA II’s Certificate of Incorporation to extend the date (the “Termination Date”) by which NPA II has to consummate a Business Combination (the “Charter Extension”) from May 9, 2023 to May 9, 2024 (the “Charter Extension Date”) (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend, NPA II’s Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that NPA II may not redeem Public Stock (as defined below) to the extent that such redemption would result in NPA II having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow NPA II to redeem Public Stock irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”). A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement;

3.	Proposal No. 3 — Auditor Ratification Proposal — To approve and ratify the appointment of Marcum LLP, as NPA II’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and ending December 31, 2023 (the “Auditor Ratification Proposal”); and

4.	Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A Common Stock, and shares of Class B common stock, par value $0.0001 per share of NPA II (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), in the capital of NPA II represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, NPA II will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if NPA II will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Public Stock by public stockholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”). NPA II cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $260,914,396 that was in the Trust Account as of April 14, 2023 (including interest not previously released to NPA II to pay its franchise and income taxes).

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Redemption Limitation Amendment Proposal,” “Proposal No. 3 — The Auditor Ratification Proposal” and “Proposal No. 4 — The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of NPA II and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of NPA II and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and NPA II’s Directors and Officers,” “Proposal No. 2 — The Redemption Limitation Amendment Proposal — Interests of the Sponsor and NPA II’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?

A:	No. Holders of Public Stock are not being asked to vote on the election of directors at this time.

Q:	Are the proposals conditioned on one another?

A:	Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, NPA II will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if NPA II will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Charter Extension is implemented and one or more NPA II stockholders elect to redeem their Public Stock pursuant to the redemption right, NPA II will remove from the Trust Account and deliver to the holders of such redeemed Public Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, including interest earned on the funds held in the Trust Account and not previously released to NPA II to pay its franchise and income taxes, if any, and retain the remainder of the funds in the Trust Account for NPA II’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Stock in connection with a Business Combination.

The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Auditor Ratification Proposal are not conditioned on one another. The Adjournment Proposal is conditional on NPA II not obtaining the necessary votes for approving the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal prior to the Stockholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension, the Redemption Limitation Amendment or the Auditor Ratification Proposal or where the Board has determined it is otherwise necessary. If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposals and the Auditor Ratification Proposal are approved at the Stockholder Meeting, the Adjournment Proposal will not be presented.

Q:	Why is NPA II proposing the Extension Amendment Proposal?

A:	NPA II’s Certificate of Incorporation provides for the return of the Initial Public Offering proceeds held in trust to the holders of Public Stock sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Original Termination Date. The purpose of the Extension Amendment Proposal is to allow NPA II additional time to complete a Business Combination.

Without the Charter Extension, NPA II believes that it may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, NPA II would be forced to liquidate.

Q:	Why is NPA II proposing the Redemption Limitation Amendment Proposal?

A:	NPA II’s Certificate of Incorporation provides that that NPA II may not redeem Public Stock to the extent that such redemption would result in NPA II having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act)) of less than $5,000,001. Without the Redemption Limitation Amendment, NPA II may not be able to implement the Charter Extension or complete a Business Combination if following redemptions in connection with the Charter Extension or upon the consummation of the Business Combination NPA II has net tangible assets of less than $5,000,001 even if stockholders approve the Charter Extension or if all contractual conditions to closing the Business Combination are met.

Q:	Why is NPA II proposing the Auditor Ratification Proposal?

A:	NPA II appointed Marcum LLP to serve as its independent accountants for the 2021, 2022 and 2023 fiscal years. NPA II has elected to have its stockholders approve and ratify such appointments.

Q:	Why is NPA II proposing the Adjournment Proposal?

A:	If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal is not approved by NPA II’s stockholders or if the Board has determined that it is otherwise necessary, NPA II may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension, the Redemption Limitation Amendment and the Auditor Ratification Proposal. If the Adjournment Proposal is not approved by NPA II’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient votes at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Auditor Ratification Proposal.

NPA II reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Auditor Ratification Proposal and implement the Charter Extension and the Redemption Limitation Amendment. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, NPA II will dissolve and liquidate in accordance with the Certificate of Incorporation.

Q:	What constitutes a quorum?

A:	A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and NPA II’s officers and directors (the “Initial Stockholders”), who beneficially owns 20.0% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 9,375,001 shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:	What vote is required to approve the proposals presented at the Stockholder Meeting?

A:	The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Q:	How will the Initial Stockholders vote?

A:	The Initial Stockholders intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

The Initial Stockholders are not entitled to redeem any Common Stock held by them in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. On the Record Date, the Initial Stockholders beneficially owned and were entitled to vote an aggregate of 6,250,000 shares of Common Stock, representing 20.0% of NPA II’s issued and outstanding shares of Common Stock.

Q:	Who is NPA II’s Sponsor?

A:	NPA II’s sponsor is New Providence Acquisition II LLC, a Delaware limited liability company. The Sponsor currently owns 6,200,000 shares of Class B Common Stock and 8,000,000 Private Placement Warrants of NPA II. The Sponsor is governed by a two-member board of managers composed of Alexander Coleman and Gary P. Smith. Each manager has one vote, and the and the unanimous approval of the managers is required to approve an action of the Sponsor. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in the Business Combination would result in a “covered transaction” (as defined in 31 CFR 800.213); any non-U.S. investors in the Sponsor are strictly passive with no “control” or “covered investment” rights (as defined in 31 CFR §§ 800.208, 211). However, it is possible that non-U.S. persons could be involved in our Business Combination (for example, as PIPE investors or rollover target shareholders), which may increase the risk that our Business Combination becomes subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by May 9, 2023 (or up to May 9, 2024 if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive $10.437 per share of Public Stock, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	NPA II believes stockholders will benefit from NPA II consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which NPA II has to complete a Business Combination until the Charter Extension Date. Without the Charter Extension, NPA II believes that NPA II may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, NPA II would be forced to liquidate.

Q	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:	NPA II believes stockholders will benefit from NPA II implementing the Charter Extension and is proposing the Redemption Limitation Amendment Proposal to delete the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limitation Amendment Proposal) such that NPA II’s net tangible assets would be less than $5,000,001 following the redemptions, we would be unable to implement the Charter Extension.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Stockholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Stockholder Meeting in person or by proxy, or if you do attend the Stockholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Auditor Ratification Proposal and the Adjournment Proposal is approved, and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Auditor Ratification Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:	With respect to the regulation of SPACs like NPA II, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since NPA II’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), NPA II currently intends, prior to the 24-month anniversary of its Initial Public Offering, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of NPA II. Interest on such deposit account is currently 2.75% per annum, but such deposit account carries a variable rate and NPA II cannot assure you that such rate will not decrease or increase significantly.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, NPA II does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:	If there are insufficient votes to approve the Extension Amendment Proposal, NPA II may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, NPA II will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to NPA II to pay its franchise and income taxes, if any (less up to $100,000 of such net interest to pay dissolution expenses) divided by the number of the then-outstanding Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of NPA II’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to NPA II’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.

The Initial Stockholders waived their rights to participate in any liquidation distribution with respect to the 6,250,000 shares of Class B Common Stock held by them. There will be no distribution from the Trust Account with respect to NPA II’s warrants, which will expire worthless in the event NPA II dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, NPA II will file the Charter Extension with the Delaware Secretary of State and will continue to attempt to consummate a Business Combination until the applicable Termination Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock will reduce the amount remaining in the Trust Account and increase the percentage interest of NPA II held by the Sponsor. In addition, NPA II will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if NPA II will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Q:	If I vote for or against the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, do I need to request that my shares be redeemed?

A:	Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or do not vote at all, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	What happens if the Redemption Limitation Amendment Proposal is not approved?

A:	If there are insufficient votes to approve the Redemption Limitation Amendment Proposal, NPA II may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limitation Amendment.

If the Redemption Limitation Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof and following Redemptions in connection with the Charter Extension NPA II doesn’t meet the Redemption Limitation, then the Charter Extension will not be implemented and if a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, NPA II will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to NPA II to pay its franchise and income taxes, if any (less up to $100,000 of such net interest to pay dissolution expenses) divided by the number of the then-outstanding Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of NPA II’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to NPA II’s obligations under the Delaware General Corporation Law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to NPA II’s warrants, which will expire worthless in the event NPA II dissolves and liquidates the Trust Account.

Additionally, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of our significant stockholders.

If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Stock. In such case, Public Stock which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Stock redeemed for cash if NPA II has not completed an initial Business Combination by the Termination Date.

The Initial Stockholders waived their right to participate in any liquidation distribution with respect to the 6,250,000 Class B Ordinary Shares held by them.

Q:	Am I being asked to vote on a Business Combination at this Stockholder Meeting?

A:	No. You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your shares of Public Stock, provided that you are a stockholder on the record date for the stockholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to stockholders and will retain the right to redeem your shares of Public Stock for cash in connection with a Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal (for or against) or any other proposal described in this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. Stockholders may send a later-dated, signed proxy card to New Providence Acquisition Corp. II, at 10900 Research Blvd, Suite 160C, PMB 1081, Austin, TX 78759, so that it is received by NPA II prior to the vote at the Stockholder Meeting (which is scheduled to take place on May 5, 2023) or attend the virtual Stockholder Meeting and vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to NPA II’s Chief Executive Officer, which must be received by NPA II’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Stockholders who attend the Stockholder Meeting, either in person or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.

With respect to the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

With respect to the Auditor Ratification Proposal and the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to NPA II or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, Redemption Limitation Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. The Auditor Ratification Proposal is a “routine” matter and therefore, brokers are permitted to exercise their voting discretion with respect to this proposal.

If you are a NPA II stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is in the best interests of NPA II and its stockholders. The Board unanimously recommends that NPA II’s stockholders vote “FOR” each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

Q:	What interests do NPA II’s directors and officers have in the approval of the Extension Amendment Proposal?

A:	NPA II’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and NPA II’s Directors and Officers” in this proxy statement.

Q:	What interests do NPA II’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?

A:	NPA II’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock and Private Placement Warrants. See the section entitled “Proposal No 2 — The Redemption Limitation Amendment Proposal — Interests of the Sponsor, NPA II’s Directors, and Officers” in this proxy statement.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

A:	No. There are no appraisal rights available to NPA II’s stockholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:	No. The holders of public warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one share of Class A Common Stock at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Public Stock and wish to exercise your right to redeem your Public Stock, you must:

I.	(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

II.	prior to 5:00 p.m., Eastern Time, on May 5, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) (the “Redemption Deadline”) (a) submit a written request to the Transfer Agent that NPA II redeem all or a portion of your Public Stock for cash and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

III.	deliver your Public Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Public Stock and Public Warrants prior to exercising redemption rights with respect to the Public Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Stock and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Public Stock will be entitled to request that their Public Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to NPA II to pay its franchise and income taxes, divided by the number of then-outstanding shares of Public Stock. As of April 14, 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.437 per share of Public Stock.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Public Stock will be distributed promptly after the Stockholder Meeting.

Any request for Redemption, once made by a holder of Public Stock, may be withdrawn at any time until the Redemption Deadline, and thereafter, with the approval of the Board. If you deliver your shares for Redemption to the Transfer Agent and later decide prior to the Redemption Deadline not to elect Redemption, you may request that NPA II instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for Redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on May 3, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting).

If a holder of Public Stock properly makes a request for Redemption and the Public Stock is delivered as described above, then, NPA II will redeem Public Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Public Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

If the Stockholder Meeting is abandoned for any reason, then holders of Public Stock shall not have the right to redeem their Public Stock at this time.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:	The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:	You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:	NPA II will pay the cost of soliciting proxies for the Stockholder Meeting. NPA II has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. NPA II will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Stock for their expenses in forwarding soliciting materials to beneficial owners of Public Stock and in obtaining voting instructions from those owners. The directors, officers and employees of NPA II may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: NPAB.info@investor.morrowsodali.com

You also may obtain additional information about NPA II from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Stock and you intend to seek Redemption of your shares, you will need to deliver your Public Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on May 3, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF NPA II STOCKHOLDERS

This proxy statement is being provided to NPA II stockholders as part of a solicitation of proxies by the Board for use at the special meeting in lieu of an annual meeting of NPA II stockholders to be held on May 5, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about April 18, 2023 to all stockholders of record of NPA II as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.

Date, Time and Place of Stockholder Meeting

The Stockholder Meeting will be held on May 5, 2023, at 10:30 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We are planning for the Stockholder Meeting to be held virtually over the internet. We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/newprovidencecorpii/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

You can pre-register to attend the virtual Stockholder Meeting starting May 3, 2023, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/newprovidencecorpii/2023, enter your control number, name and email address. Once you pre- register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 3518794#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

The Proposals at the Stockholder Meeting

At the Stockholder Meeting, NPA II stockholders will consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend NPA II’s Certificate of Incorporation to extend the Termination Date by which NPA II has to consummate a Business Combination from the Original Termination Date to the Charter Extension Date. A copy of the proposed amendment is set forth in Annex A to this proxy statement;

2.	Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend NPA II’s Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that NPA II may not redeem Public Shares to the extent that such redemption would result in NPA II having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow NPA II to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation. A copy of the proposed amendment is set forth in Annex B to this proxy statement;

3.	Proposal No. 3 — Auditor Ratification Proposal — To approve and ratify the appointment of Marcum LLP, as NPA II’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and ending December 31, 2023; and

4.	Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock, in the capital of NPA II represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal or (ii) where the Board has determined it is otherwise necessary.

NPA II will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if NPA II will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. NPA II cannot predict the amount that will remain in the Trust Account (as defined below) following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $260,914,396 that was in the Trust Account as of April 14, 2023 (including interest not previously released to NPA II to pay its franchise and income taxes).

Voting Power; Record Date

As a stockholder of NPA II, you have a right to vote on certain matters affecting NPA II. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on April 11, 2023, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 31,250,000 issued and outstanding shares of Common Stock, of which 25,000,000 shares of Class A Common Stock were held by public stockholders and 6,250,000 shares of Class B Common Stock were held by the Initial Stockholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Stockholders, who owns 20.0% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 9,375,001 shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and no effect on the approval of the Auditor Ratification Proposal and the Adjournment Proposal.

Under the applicable rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction. The Auditor Ratification Proposal is a “routine” matter and therefore, brokers are permitted to exercise their voting discretion with respect to this proposal.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

The Initial Stockholders intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Initial Stockholders owns 20.0% of the issued and outstanding shares of Common Stock.

The following table reflects the number of additional shares of Public Stock required to approve each proposal:

		Number of Additional Shares of Public Stock Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	50% of Issued and Outstanding Shares of Common Stock	9,375,001	9,375,001
Redemption Limitation Amendment Proposal	50% of Issued and Outstanding Shares of Common Stock	9,375,001	9,375,001
Auditor Ratification Proposal	Majority of Voted Stock	1,562,501	9,375,001
Adjournment Proposal	Majority of Voted Stock	1,562,501	9,375,001

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Stockholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on May 4, 2023.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/newprovidencecorpii/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify NPA II’s Chief Executive Officer in writing to New Providence Acquisition Corp. II, 10900 Research Blvd, Suite 160C, PMB 1081, Austin, TX 78759, before the Stockholder Meeting that you have revoked your proxy; or

●	you may attend the virtual Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters

The Stockholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Under the amended and restated bylaws of NPA II, other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.

Who Can Answer Your Questions about Voting

If you are a NPA II stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing NPAB.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Public Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the Redemption Limitation Amendment, any stockholder holding Public Stock may demand that NPA II redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.437 per share of Public Stock as of April 14, 2023), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, NPA II will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting. However, However, NPA II will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) NPA II will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:

(i)	(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)	submit a written request to the Transfer Agent, in which you (a) request that NPA II redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on May 3, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of NPA II that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for Redemption, once made by a holder of Public Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Stock with respect to more than an aggregate of 15% of the shares of Public Stock sold in our initial public offering, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the shares of Public Stock sold in our initial public offering, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Stock on April 14, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.37 per share. The cash held in the Trust Account on such date was approximately $260,914,396 (including interest not previously released to NPA II to pay its franchise and income taxes) ($10.437 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. NPA II cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a Redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to NPA II’s stockholders in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. However, holders of Public Stock may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, as described under “—Redemption Rights” above.

Proxy Solicitation Costs

NPA II is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. NPA II has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. NPA II and its directors, officers and employees may also solicit proxies in person. NPA II will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

NPA II will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. NPA II will pay Morrow Sodali a fee of $32,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as NPA II’s proxy solicitor. NPA II will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to NPA II stockholders. Directors, officers and employees of NPA II who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

NPA II is proposing to amend its Certificate of Incorporation to extend the date by which NPA II has to consummate a Business Combination to the Charter Extension Date so as to give NPA II additional time to complete a Business Combination.

Without the Charter Extension, NPA II believes that NPA II may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, NPA II would be forced to liquidate.

As contemplated by the Certificate of Incorporation, the holders of Public Stock may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On April 14, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.437, based on the aggregate amount on deposit in the Trust Account of approximately $260,914,396 as of April 14, 2023 (including interest not previously released to NPA II to pay its franchise and income taxes), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on Nasdaq on April 14, 2023, was $10.37. Accordingly, if the market price of the Public Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.067 more per share than if the shares were sold in the open market (based on the current per share redemption price as of April 14, 2023). NPA II cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. NPA II believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if NPA II does not complete a Business Combination on or before the Original Termination Date.

Reasons for the Extension Amendment Proposal

NPA II’s Certificate of Incorporation provides that NPA II has until May 9, 2023 to complete a Business Combination. NPA II and its officers and directors agreed that they would not seek to amend NPA II’s Certificate of Incorporation to allow for a longer period of time to complete a Business Combination unless NPA II provided holders of its Public Stock with the right to seek Redemption of their Public Stock in connection therewith. The Board believes that it is in the best interests of NPA II stockholders that the Charter Extension be obtained so that NPA II will have an additional amount of time to consummate a Business Combination. Without the Charter Extension, NPA II believes that NPA II may not be able to complete a Business Combination on or before May 9, 2023. If that were to occur, NPA II would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing NPA II additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. NPA II will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) NPA II will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, NPA II will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to NPA II to pay its franchise and income taxes, if any (less up to $100,000 of such net interest to pay dissolution expenses) divided by the number of the then-outstanding Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of NPA II’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to NPA II’s obligations under the Delaware General Corporation Law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to NPA II’s warrants, which will expire worthless in the event of our winding up.

The Initial Stockholders have waived their rights to participate in any liquidation distribution with respect to the 6,250,000 shares of Class B Common Stock held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, NPA II shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Charter Extension Date are made. NPA II will then continue to attempt to consummate a Business Combination until the Charter Extension Date. NPA II will remain a reporting company under the Exchange Act and its Public Stock and Public Warrants will remain publicly traded during this time.

In addition, NPA II will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if NPA II will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor and NPA II’s Directors and Officers

When considering the recommendation of the Board, NPA II stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of NPA II have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to NPA II stockholders that they approve the Extension Amendment Proposal. NPA II stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

●	the fact that the Sponsor paid $12,000,000 for 8,000,000 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of the Business Combination for one share of Class A Common Stock at $11.50 per share. If the Extension Amendment Proposal is not approved and NPA II does not consummate a Business Combination by May 9, 2023, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by our Sponsor will be worthless;

●	the fact that the Initial Stockholders, have invested in NPA II an aggregate of $12,025,000, comprised of the $25,000 purchase price for 6,250,000 shares of Class B Common Stock and the $12,000,000 purchase price for 8,000,000 Private Placement Warrants. Assuming a trading price of $10.37 per share of Class A Common Stock and $0.036 per Public Warrant (based upon the respective closing prices of the Class A Common Stock and the Public Warrants on Nasdaq on April 14, 2023), the 6,250,000 shares of Class B Common Stock and 8,000,000 Private Placement Warrants would have an implied aggregate market value of $65,100,500. Even if the trading price of the shares of Class A Common Stock were as low as $1.93 per share, the aggregate market value of the Class B Common Stock alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in NPA II by the Initial Stockholders. As a result, if a Business Combination is completed, the Initial Stockholders are likely to be able to make a substantial profit on its investment in NPA II at a time when the Class A Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and NPA II liquidates without completing a Business Combination before May 9, 2023, the Initial Stockholders will lose their entire investment in NPA II;

●	the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Stock) held by them if the Extension Amendment Proposal is not approved and NPA II fails to complete a Business Combination by May 9, 2023;

●	the indemnification of NPA II’s existing officers and directors and the liability insurance maintained by NPA II;

●	the fact that the Sponsor and NPA II’s officers and directors will lose their entire investment in NPA II and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by May 9, 2023. As of the date of this proxy statement, there are loans extended, fees due or outstanding out-of-pocket expenses in the aggregate amount of approximately $30,000 for which NPA II’s officers and directors and the Sponsor are awaiting reimbursement; and

●	the fact that the Sponsor has agreed that it will be liable to NPA II if and to the extent any claims by a third party (other than NPA II’s independent auditors) for services rendered or products sold to NPA II, or a prospective target business with which NPA II has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay franchise and income taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding shares of Public Stock may demand that NPA II redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.437 per share as of April 14, 2023), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, NPA II will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting. However, NPA II will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if NPA II will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:

(i)	(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)	submit a written request to the Transfer Agent, in which you (a) request that NPA II redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on May 3, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of NPA II that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for Redemption, once made by a holder of Public Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Stock with respect to more than an aggregate of 15% of the shares of Public Stock sold in our initial public offering, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the shares of Public Stock sold in our initial public offering, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Stock on April 14, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.37 per share. The cash held in the Trust Account on such date was approximately $260,914,396 (including interest not previously released to NPA II to pay its franchise and income taxes) ($10.437 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. NPA II cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Stockholders intend to vote all Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Stockholders own 20.0% of the issued and outstanding shares of Common Stock. As a result, in addition to the Initial Stockholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 9,375,001 shares of Public Stock (or approximately 37.5% of the Public Stock).

Recommendation of the Board

BOARD UNANIMOUSLY RECOMMENDS THAT NPA II STOCKHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

NPA II is proposing to amend its Certificate of Incorporation to eliminate the requirement that NPA II has at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following redemptions in connection with this Stockholder Meeting or a Business Combination.

Without the Redemption Limitation Amendment, NPA II may not be able to implement the Articles Extension if following redemptions in connection with the Charter Extension NPA II would not have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act). If that were to occur, NPA II would be forced to liquidate on the Termination Date.

The purpose of the Redemption Limitation requirements was to ensure that NPA II would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). NPA II is proposing to amend its Certificate of Incorporation to remove the Redemption Limitation requirements. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and NPA II believes that it can rely on another exclusion, which relates to it being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, NPA II intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on Nasdaq.

As disclosed in our initial public offering prospectus, NPA II is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements in the Certificate of Incorporation was to ensure that through the consummation of an initial Business Combination, NPA II would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. NPA II’s securities are listed on Nasdaq and have been since the consummation of its Initial Public Offering. NPA II believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Certificate of Incorporation is unnecessary.

Reasons for the Redemption Limitation Amendment Proposal

Stockholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination. The Certificate of Incorporation limits NPA II’s ability to consummate an initial Business Combination, or to redeem Ordinary Stock in connection with an initial Business Combination, if it would cause NPA II to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Ordinary Stock were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Ordinary Stock failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the Charter Extension such that following such redemptions, NPA II’s net tangible assets would be less than $5,000,001, the Redemption Limitation in the Certificate of Incorporation would prevent NPA II from being able to implement the Charter Extension. If that were to occur, NPA II would be forced to liquidate on the Termination Date.

Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with consummation of an initial Business Combination, the Redemption Limitation in the Certificate of Incorporation would prevent NPA II from being able to consummate an initial Business Combination even if all other conditions to closing are met.

If the Redemption Limitation Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Stock to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Stock. In such case, Public Stock which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Stock redeemed for cash if NPA II has not completed an initial Business Combination by the Termination Date.

If the Redemption Limitation Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposal is also approved), NPA II shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and, assuming the Extension Amendment Proposal is approved, redeem Public Stock as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.

Interests of the Sponsor, NPA II’s Directors, and Officers

When you consider the recommendation of the Board, NPA II stockholders should be aware that aside from their interests as stockholders, the Sponsor, certain members of the Board, and officers of NPA II have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to NPA II stockholders that they approve the Redemption Limitation Amendment Proposal. NPA II stockholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

●	the fact that the Sponsor paid $12,000,000 for 8,000,000 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of the Business Combination for one share of Class A Common Stock at $11.50 per share. If the Extension Amendment Proposal is not approved and NPA II does not consummate a Business Combination by May 9, 2023, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by our Sponsor will be worthless;

●	the fact that the Initial Stockholders, have invested in NPA II an aggregate of $12,025,000, comprised of the $25,000 purchase price for 6,250,000 shares of Class B Common Stock and the $12,000,000 purchase price for 8,000,000 Private Placement Warrants. Assuming a trading price of $10.37 per share of Class A Common Stock and $0.036 per Public Warrant (based upon the respective closing prices of the Class A Common Stock and the Public Warrants on Nasdaq on April 14, 2023), the 6,250,000 shares of Class B Common Stock and 8,000,000 Private Placement Warrants would have an implied aggregate market value of $65,100,500. Even if the trading price of the shares of Class A Common Stock were as low as $1.93 per share, the aggregate market value of the Class B Common Stock alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in NPA II by the Initial Stockholders. As a result, if a Business Combination is completed, the Initial Stockholders are likely to be able to make a substantial profit on its investment in NPA II at a time when the Class A Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and NPA II liquidates without completing a Business Combination before May 9, 2023, the Initial Stockholders will lose their entire investment in NPA II;

●	the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Stock) held by them if the Extension Amendment Proposal is not approved and NPA II fails to complete a Business Combination by May 9, 2023;

●	the indemnification of NPA II’s existing officers and directors and the liability insurance maintained by NPA II;

●	the fact that the Sponsor and NPA II’s officers and directors will lose their entire investment in NPA II and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by May 9, 2023. As of the date of this proxy statement, there are loans extended, fees due or outstanding out-of-pocket expenses in the aggregate amount of approximately $30,000 for which NPA II’s officers and directors and the Sponsor are awaiting reimbursement; and

●	the fact that the Sponsor has agreed that it will be liable to NPA II if and to the extent any claims by a third party (other than NPA II’s independent auditors) for services rendered or products sold to NPA II, or a prospective target business with which NPA II has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay franchise and income taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limitation Amendment Proposal. In connection with the Redemption Limitation Amendment Proposal and contingent upon the effectiveness of the implementation of the Redemption Limitation Amendment, any stockholder holding shares of Public Stock may demand that NPA II redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.437 per share as of April 14, 2023), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, NPA II will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:

(i)	(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)	submit a written request to the Transfer Agent, in which you (a) request that NPA II redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on May 3, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Stock of NPA II that has not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for Redemption, once made by a holder of Public Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Stock with respect to more than an aggregate of 15% of the shares of Public Stock sold in our initial public offering, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the shares of Public Stock sold in our initial public offering, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Stock on April 14, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.37 per share. The cash held in the Trust Account on such date was approximately $260,914,396 (including interest not previously released to NPA II to pay its franchise and income taxes) ($10.437 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. NPA II cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limitation Amendment Proposal.

As of the date of this proxy statement, the Initial Stockholders intend to vote all Common Stock owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Initial Stockholders own 20.0% of the issued and outstanding shares of Common Stock. As a result, in addition to the Initial Stockholders, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 9,375,001 shares of Public Stock (or approximately 37.5% of the Public Stock).

Recommendation of the Board

BOARD UNANIMOUSLY RECOMMENDS THAT NPA II STOCKHOLDERS VOTE “FOR”
THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE AUDITOR RATIFICATION PROPOSAL

Overview

The audit committee has appointed Marcum LLP (“Marcum”) as NPA II’s independent registered public accounting firm for the fiscal years ended December 31, 2021 and December 31, 2022 and the fiscal years ending December 31, 2023 and the Board has directed that management submit the appointment of Marcum as NPA II’s independent registered public accounting firm for ratification by the stockholders at the Stockholder Meeting. Representatives of Marcum are expected to be virtually present at the Stockholder Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions.

Stockholder ratification of the appointment of Marcum as NPA II’s independent registered public accounting firm is not required law. However, the Board is submitting the audit committee’s appointment of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of NPA II and its stockholders.

Independent Registered Public Accountant’s Fee

The following is a summary of fees paid or to be paid to Marcum for services rendered:

Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of NPA II’s year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered in connection with the Initial Public Offering, the audit of NPA II’s annual financial statements, review of the financial information included in NPA II’s Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2022 and for the period from January 1, 2021 (commencement of operations) through December 31, 2021 totaled $77,250 and $104,028. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of NPA II’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. NPA II did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2022 and for the period from January 1, 2021 (commencement of operations) through December 31, 2021.

Tax Fees.   NPA II’s did not pay Marcum for tax planning and tax advice for the year ended December 31, 2022 and for the period from January 1, 2021 (commencement of operations) through December 31, 2021.

All Other Fees.   NPA II’s did not pay Marcum for other services for the year ended December 31, 2022 and for the period from January 1, 2021 (commencement of operations) through December 31, 2021.

Pre-Approval Policy

NPA II’s audit committee was formed upon the consummation of the Initial Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of the audit committee were approved by the Board. Since the formation of the audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for NPA II by the auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required for Approval

The approval of the Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Auditor Ratification Proposal.

As of the date of this proxy statement, the Initial Stockholders intend to vote any Common Stock owned by them in favor of the Auditor Ratification Proposal. As of the date hereof, the Initial Stockholders own 20.0% of the issued and outstanding shares of Common Stock. As a result, in addition to the Initial Stockholders, approval of the Auditor Ratification Proposal will require the affirmative vote of at least 9,375,001 shares of Common Stock held by public stockholders (or approximately 37.5% of the Public Stock) if all Public Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of at least 1,562,501 shares of Public Stock (or approximately 6.25% of the Public Stock) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT NPA II STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSALS.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

NPA II is asking stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal and (ii) where the Board has determined it is otherwise necessary.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by NPA II’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Auditor Ratification Proposal. In such events, the Charter Extension and the Redemption Limitation Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Stockholders intend to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Stockholders own 20.0% of the issued and outstanding shares of Common Stock. As a result, in addition to the Initial Stockholders, approval of the Adjournment Proposal will require the affirmative vote of at least 9,375,001 shares of Common Stock held by public stockholders (or approximately 37.5% of the Public Stock) if all Public Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of at least 1,562,501 shares of Public Stock (or approximately 6.25% of the Public Stock) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT NPA II STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS
EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of Public Stock that elect to have their shares of Public Stock redeemed for cash if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved. This section applies only to investors that hold Public Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

●	financial institutions or financial services entities;

●	broker-dealers;

●	S corporations;

●	taxpayers that are subject to a mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	tax-qualified retirement plans;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents or citizens of the United States;

●	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

●	persons subject to the alternative minimum tax;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations;

●	corporations that accumulate earnings to avoid U.S. federal income tax;

●	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

●	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

●	foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

●	passive foreign investment companies or their stockholders; or

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare equivalent net investment income tax laws, or state, local or non-U.S. laws. NPA II has not sought, and NPA II does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any Unit consisting of one share of Class A Common Stock and one-third (1/3) of one warrant (with a whole warrant representing the right to acquire one share of Class A Common Stock) is separable at the option of the holder, NPA II is treating each share of Class A Common Stock and one-third (1/3) of one warrant to acquire one share of Class A Common Stock held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Stockholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Public Stock that elect to have their Public Stock redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights” and “Proposal No. 2 — The Redemption Limitation Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Stock that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Stock will depend on whether the redemption qualifies as a sale of the Public Stock redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in NPA II or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Stock owned directly, Public Stock owned by certain related individuals, certain entities in which such Redeeming U.S. Holder has an interest, and certain persons that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of NPA II’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of NPA II’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of NPA II. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in NPA II. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority Stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution under Section 301 of the Code as discussed below.

Redemption of Public Stock Treated as Corporate Distribution

If the redemption is treated as a corporate distribution under Section 301 of the Code, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Distributions in excess of current and accumulated earnings and profits will constitute a non-taxable return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Stock as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Stock will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Stock, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

Redemption of Public Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition of Public Stock, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Public Stock so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its Public Stock generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Public Stock or the Redeeming U.S. Holder’s initial basis for Public Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the Public Stock so disposed of exceeds one year. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.

If a Redeeming U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC STOCK PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Public Stock that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights” and “Proposal No. 2 — The Redemption Limitation Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Stock that so redeems its Public Stock and is not a Redeeming U.S. Holder.

Tax Treatment of the Redemption — In General

Except as otherwise discussed in this section, the characterization of a redemption for a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be characterized in the same manner as a U.S. Stockholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Stockholders.”

Redeeming Non-U.S. Holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Redemption of Public Stock Treated as a Corporate Distribution

If the redemption qualifies as a corporate distribution under Section 301 of the Code, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, and provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings and profits will constitute a non-taxable return of capital that will be applied against and reduce (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in such Redeeming Non-U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming Non-U.S. Holder’s Public Stock as discussed below. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “— Redemption of Public Stock Treated as a Sale or Other Disposition” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

The withholding tax does not apply to dividends paid to a Redeeming Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Redeeming Non-U.S. Holder that is a foreign corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

Redemption of Public Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale or other disposition of Public Stock unless:

●	the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

●	the Redeeming Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

●	we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held such shares of Public Stock, and, in the case where the shares of Public Stock are regularly traded on an established securities market, the Redeeming Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the shares of Public Stock at any time within the shorter of the five-year period preceding the disposition or such Redeeming Non-U.S. Holder’s holding period for such shares of Public Stock. There can be no assurance that the Public Stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). Gain described in the second bullet point above will be subject to a 30% U.S. federal income tax rate.

If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such holder on the disposition of the Public Stock will be subject to tax at generally applicable U.S. federal income tax rates. We cannot determine whether we will be a U.S. real property holding corporation in the future until we complete a Business Combination. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

If a Redeeming Non-U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming Non-U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming Non-U.S. Holder.

FATCA Withholding

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% on payments of dividends on our Public Stock, to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our Public Stock. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of Public Stock are urged to consult their tax advisors regarding the effects of FATCA on their investment in our securities.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any holder of Public Stock. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and any redemption of your Public Stock.

BUSINESS OF NPA II AND CERTAIN INFORMATION ABOUT NPA II

References in this section to “we,” “our,” or “us” refer to New Providence Acquisition Corp. II

General

We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.

Initial Public Offering and Private Placement

On November 9, 2021, NPA II consummated its Initial Public Offering of 25,000,000 Units, at a price of $10.00 per Unit generating gross proceeds of $250,000,000, which includes the partial exercise of the underwriter’s option to purchase an additional 5,000,000 Units at the Initial Public Offering’s price to cover over-allotments. The securities in the offering were registered under the Securities Act of 1933, as amended, on a registration statement on Form S-1 (No. 333-253337). The SEC declared the registration statement effective on November 4, 2021.

Simultaneously with the closing of the Initial Public Offering, NPA II consummated the sale of 8,000,000 Private Placement Warrants to the Sponsor at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $12,000,000.

Following the closing of the Initial Public Offering on November 9, 2021 and the partial exercise of the underwriters’ over-allotment, $255,000,000 from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of NPA II’s Common Stock as of April 18, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of NPA II’s Common Stock, by:

●	each person known by NPA II to be the beneficial owner of more than 5% of NPA II’s issued and outstanding shares of Common Stock;

●	each of NPA II’s officers and directors; and

●	all NPA II’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 31,250,000 shares of Common Stock, consisting of (i) 25,000,000 Class A Common Stock and (ii) 6,250,000 Class B Common Stock, issued and outstanding as of April 18, 2023. The table below does not reflect record of beneficial ownership of any shares of Common Stock issuable upon exercise of the warrants because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Approximate Percentage of Outstanding Shares
Five Percent Holders
New Providence Acquisition II LLC(3)	—	—	6,200,000	99.2%	19.8%
UBS O’Connor LLC(4)	2,227,500	8.9%	—	—	7.1%
Highbridge Capital Management, LLC(5)	1,258,347	5.0%	—	—	4.0%
Fir Tree Capital Management LP(6)	1,250,000	5.0%	—	—	4.0%
Saba Capital Management, L.P.(7)	1,680,486	6.7%	—	—	5.4%
Directors and Executive Officers of NPA II
Alexander Coleman(3)	—	—	6,200,000	99.2%	19.8%
Gary P. Smith(3)	—	—	6,200,000	99.2%	19.8%
James Bradley	—	—	—	*	*
Rick Mazer	—	—	10,000	*	*
Dan Ginsberg	—	—	10,000	*	*
Tim Gannon	—	—	10,000	*	*
Terry Wilson	—	—	10,000	*	*
Greg Stevens	—	—	10,000	*	*
All directors and executive officers as a group (eight individuals)	—	—	6,250,000	100%	20.0%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o New Providence Acquisition Corp. II, 10900 Research Blvd, Suite 160C, PMB 1081, Austin, TX 78759.

(2)	Interests shown consist solely of founder shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment, as more fully described under the heading “Description of Securities–Founder Shares” of our final prospectus (File No. 333-255448), filed in connection with our Initial Public Offering.

(3)	Our sponsor is the record holder of such shares. Alexander Coleman and Gary P. Smith are the directors of our sponsor, and as such has voting and investment discretion with respect to the common stock held of record by our sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by our sponsor. The business address of each of these entities and individuals 10900 Research Blvd, Suite 160C, PMB 1081, Austin, TX 78759.

(4)	The address of UBS O’Connor LLC is One North Wacker Drive, 31st Floor, Chicago, Illinois 60606, based on a Schedule 13G filed on February 13, 2023 (the “UBS 13G”). According to the UBS 13G, UBS O’Connor LLC, a Delaware limited liability company, is the direct owner of such Class A common stock.

(5)	The address of Highbridge Capital Management, LLC is 277 Park Avenue, 23rd Floor, New York, New York 10172, based on a Schedule 13G filed on January 31, 2023 (the “HighBridge 13G”). According to the Highbridge 13G, Highbridge Capital Management, LLC, a Delaware limited liability company, is the investment adviser to certain funds and accounts (the “Highbridge Funds”). The Highbridge Funds directly hold such Class A common stock.

(6)	The address of Fir Tree Capital Management LP is 55 West 46th Street, 29th Floor, New York, NY 10036, based on a Schedule 13G filed on February 14, 2022 (the “Fir Tree 13G”). According to the Fir Tree 13G, Fir Tree Capital Management LP, a Delaware limited partnership, is the direct owner of such Class A common stock.

(7)	The address of Saba Capital Management, L.P. is 405 Lexington Avenue, 58th Floor, New York, New York 10174, based on a Schedule 13G filed on May 6, 2022 (the “Saba Capital 13G”). According to the Saba Capital 13G, Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein have shared voting and dispositive power with respect to such Class A common stock.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Charter Extension is filed, NPA II’s next annual meeting of stockholders will be held no later than December 31, 2024. If the Extension Amendment Proposal is not approved and an initial business combination is not consummated prior to the Original Termination Date, there will be no further annual meetings of NPA II. You should direct any proposals to NPA II’s Chief Executive Officer at New Providence Acquisition Corp. II, 10900 Research Blvd, Suite 160C, PMB 1081, Austin, TX 78759. If you are a stockholder and you want to present a matter of business to be considered at the next annual meeting, under NPA II’s bylaws you must give timely notice of the matter, in writing, to NPA II’s Chief Executive Officer not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the opening of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by NPA II.

HOUSEHOLDING INFORMATION

Unless NPA II has received contrary instructions, NPA II may send a single copy of this proxy statement to any household at which two or more stockholders reside if NPA II believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce NPA II’s expenses. However, if stockholders prefer to receive multiple sets of NPA II’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of NPA II’s disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at New Providence Acquisition Corp. II, 10900 Research Blvd, Suite 160C, PMB 1081, Austin, TX 78759, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

NPA II files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on NPA II at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of NPA II upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact NPA II in writing at New Providence Acquisition Corp. II, 10900 Research Blvd, Suite 160C, PMB 1081, Austin, TX 78759 or by telephone at (561) 231-7070.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for NPA II, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing NPAB.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than April 28, 2023.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF

NEW PROVIDENCE ACQUISITION CORP. II

Pursuant to Section 242 of the
Delaware General Corporation Law

NEW PROVIDENCE ACQUISITION CORP. II (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is “New Providence Acquisition Corp. II.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 16, 2020 (the “Original Certificate”). An amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 9, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 50% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-l, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 30 months from the closing of the Offering and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination within 30 months from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate to modify the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 30 months from the date of the closing of the Offering or with respect to any other provision relating to stockholders’ rights or pre-business combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

IN WITNESS WHEREOF, New Providence Acquisition Corp. II has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this day of             , 2023.

NEW PROVIDENCE ACQUISITION CORP. II

By:
Name:	Gary P. Smith
Title:	Chief Executive Officer

ANNEX B

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF

NEW PROVIDENCE ACQUISITION CORP. II

Pursuant to Section 242 of the
Delaware General Corporation Law

NEW PROVIDENCE ACQUISITION CORP. II (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is “New Providence Acquisition Corp. II.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 16, 2020 (the “Original Certificate”). An amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 9, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 50% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.	The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

5.	The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

6.	The following text of Section 9.2(f) of Article IX is hereby deleted in its entirety:

(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

7.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate to modify the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 30 months from the date of the closing of the Offering or with respect to any other provision relating to stockholders’ rights or pre-business combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares.

IN WITNESS WHEREOF, New Providence Acquisition Corp. II has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this day of                 , 2023.

NEW PROVIDENCE ACQUISITION CORP. II

By:
Name:	Gary P. Smith
Title:	Chief Executive Officer

PROXY CARD

New Providence Acquisition Corp. II

10900 Research Blvd

Suite 160C, PMB 1081

Austin, TX 78759

SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING
OF STOCKHOLDERS OF NEW PROVIDENCE ACQUISITION CORP. II

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2023.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 18, 2023, in connection with the special meeting in lieu of an annual meeting of stockholders (the “Stockholder Meeting”) of New Providence Acquisition Corp. II (the “NPA II”) to be held at 10:30 a.m., Eastern Time, on May 5, 2023, via a virtual meeting, and hereby appoints Gary P. Smith and James Bradley, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of NPA II registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

Proposal No. 1—Extension Amendment Proposal— To amend NPA II’s amended and restated certificate of incorporation to extend the date by which NPA II has to consummate a business combination (the “Termination Date”) from May 9, 2023 to May 9, 2024 (the “Extension Amendment Proposal”). A copy of the proposed amendments is set forth in Annex A to the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2—Redemption Limitation Amendment Proposal— To amend NPA II’s amended and restated certificate of incorporation to eliminate the limitation that NPA II may not redeem public stock to the extent that such redemption would result in NPA II having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow NPA II to redeem public stock irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”). A copy of the proposed amendments is set forth in Annex B to the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3—Auditor Ratification Proposal— To approve and ratify the appointment of Marcum LLP, as NPA II’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and ending December 31, 2023 (the “Auditor Ratification Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 4—Adjournment Proposal— To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and shares of Class B common stock, par value $0.0001 per share, in the capital of NPA II represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal or (ii) where the board or directors of NPA II has determined it is otherwise necessary.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:	, 2023

(Signature)
(Signature if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.